                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [ ]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                        FARMERS & MERCHANT BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                        FARMERS & MERCHANT BANCORP, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To be held April 8, 2000

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Farmers & Merchants Bancorp, Inc., an Ohio corporation ("Corporation") will be held at Founders Hall, located at Sauder Farm and Craft Village, State Route 2, Archbold, Ohio 43502 on April 8, 2000 at 1:00 P.M., EST, for the following purposes:


     1.   To elect fifteen directors of the Corporation;
     2. To ratify the appointment of Krouse, Kern & Co., Inc. as independent auditors of the Corporation and its subsidiaries for the calendar year ending December 31, 2000;
     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on December 31, 1999, as the record date for the determination of shareholders who are entitled to notice of and to vote at the meeting.

                                              By Order of the Board of Directors


                                                   /s/ Carol J. England
                                              ----------------------------------
                                                       Carol J. England
                                                          Secretary

Archbold, Ohio
March 8, 2000

YOU ARE URGED TO SPECIFY YOUR CHOICES, DATE, AND SIGN THE ACCOMPANYING PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                                 PROXY STATEMENT

                                       for

                         ANNUAL MEETING OF SHAREHOLDERS

                                  April 8, 2000


This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Farmers & Merchants Bancorp, Inc., an Ohio corporation ("Corporation") to be used at the Annual Meeting of Shareholders of the Corporation, to be held at the Founders Hall, located at Sauder Farm and Craft Village, State Route 2, Archbold, Ohio 43502 on April 8, 2000 at 1:00 P.M., EST, and at any adjournments thereof, pursuant to the accompanying Notice of Meeting.

You are requested to complete, date and sign the accompanying proxy and return it promptly to the Corporation in the enclosed envelope. The proxy may be revoked at any time before it is voted by written notice to the Corporation prior to the start of the meeting, and any shareholder attending the meeting may vote in person whether or not he has previously submitted a proxy. Where no instructions are indicated, proxies will be voted FOR the election of the fifteen nominees for directors, and FOR the ratification of the appointment of Krouse, Kern & Co., Inc. as the independent public accountants for the calendar year 2000.

The Board of Directors has fixed the close of business on December 31, 1999 as the record date for the determination of shareholders who are entitled to notice of and to vote at the meeting. The transfer books of the Corporation will not be closed.

On the record date, there were outstanding 1,300,000 shares of the Corporation's common stock, without par value ("Common Stock"), the holders of which are entitled to one vote per share.

         Other rights of a shareholder are:

         A shareholder may

               -    Abstain from voting on directors as a whole
               -    Abstain from voting on other proxy matters
               -    Abstain from voting for one or more nominees
               -    Approve each proxy matter
               -    Disapprove each proxy matter
               - Vote for or against each nominee without having its proxy ignored

The laws of Ohio under which the Corporation is incorporated provide that, if notice in writing is given by any Shareholder to the President, Vice President or the Secretary of the Corporation not less than 48 hours before the time fixed for holding a meeting of Shareholders for the purpose of electing Directors, that he desires that the voting at that election shall be cumulative, and if an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or Secretary or by or on behalf of the Shareholder giving such notice, each Shareholder shall have the right to cumulate such voting powers as he possesses in voting for Directors.

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and Proxy are being mailed to the Corporation's shareholders on or about March 8, 2000.


                              ELECTION OF DIRECTORS

The Code of Regulations of Farmers & Merchants Bancorp, Inc. provides that the number of Directors to be elected at the Shareholder Meeting will be determined by the vote of the Shareholders, but shall not be less than nine or greater than twenty. Currently, the number of Directors is set at fifteen.

Fifteen Directors of the Corporation are to be elected at the meeting. Each such Director will be elected to serve in accordance with the By Laws of the Corporation until the next annual meeting of shareholders and until his successor is elected and qualified. The favorable vote of holders of a majority of the shares of Common Stock represented at the meeting, in person or by proxy, is required to elect any nominee for director.

It is the intention of the individual named in the enclosed form for proxy to vote such proxy for the election of directors of persons hereinafter named. Management has no reason to believe that any of the nominees for the office of director will not be available for election as a director. However, should any of them become unwilling or unable to accept nomination for election, it is intended that the individuals named in the enclosed proxy may vote for the election of such other person or persons as management may recommend.

Set forth below is information concerning the nominees for the election to the Board of Directors.




                                                                                                               Year
                                                                                                               First
                                                     Principal Occupation or                                   Became
      Name                      Age              Employment for Past Five Years                               Director
      ----                      ---              ------------------------------                               --------
Eugene Bernath                  66               Farmer                                                          1978

Dexter Benecke                  57               President, Viking Trucking, Inc.                                1999

Jerry L. Boyers                 66               President, Edifice Construction                                 1976
                                                    Management

Joe E. Crossgrove               63               President, Chief Executive Officer                              1992
                                                    The Farmers & Merchants State
                                                    Bank

Robert G. Frey                  59               President, E. H. Frey & Sons, Inc.                              1987

Lee E. Graffice                 68               President, Graffice Motor Sales                                 1983

Jack C. Johnson                 47               President, Hawk's Clothing, Inc.                                1991
                                                    Partner, REJO Partnership


Dean E. Miller                  55               President, MBC Holdings, Inc.                                   1986

Dale L. Nafziger                69               Vice-President, Homestead Ice Cream Co.                         1969

Harold H. Plassman              70               Attorney, Plassman, Rupp, Hensel                                1985
                                                    & Short

James L. Provost                71               Retired, Dyer & McDermott, Inc.                                 1995

James C. Saneholtz              53               President, Saneholtz-McKarns, Inc.                              1995

Maynard Sauder                  67               President, Sauder Woodworking Co.                               1980

Merle J. Short                  59               Farmer, President of Promow, Inc.                               1987

Steven J. Wyse                  55               President, SteelinQ Systems, Inc.                               1991


Harold H. Plassman is an attorney with membership in the law firm of Plassman, Rupp, Hensal & Short of Archbold, Ohio. The law firm has been retained by the Corporation, and its subsidiaries, during the past thirteen years and is to be retained currently.

MANAGEMENT RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE ABOVE-NAMED NOMINEES AS DIRECTORS OF THE CORPORATION.

                            OWNERSHIP OF COMMON STOCK

The following table sets forth the number of shares of Common Stock beneficially owned at December 31, 1999 by (a) each person who is known by the Corporation to beneficially own more than five percent of the Common Stock, (b) each director and nominee, and (c) all directors and officers as a group.


 Name and Address of                                 Amounts of Shares of Common
   Beneficial Owner                                    Stock Beneficially Owned                          Percent of Total
   ----------------                                    ------------------------                          ----------------
Beneficial owners of more than 5%:

    None

Beneficial ownership of nominees for director:

    Dexter Benecke                                                140                                           .01%
    Eugene Bernath                                              3,776                                           .29
    Jerry Boyers                                                3,380                                           .26
    Joe E. Crossgrove                                           2,600                                           .20
    Robert Frey                                                 3,525                                           .27
    Lee Graffice                                               10,110                                           .78
    Jack C. Johnson                                             1,075                                           .08
    Dean Miller                                                 7,575                                           .58
    Dale L. Nafziger                                           10,550                                           .81
    Harold H. Plassman                                         14,721                                          1.13
    James Provost                                               2,160                                           .17
    James Saneholtz                                               325                                           .03
    Maynard Sauder                                             17,870                                          1.37
    Merle J. Short                                              3,990                                           .32
    Steven J. Wyse                                             20,405                                          1.57

The Directors as a group hold and beneficially own 102,202 shares or 7.86% of the total outstanding shares of the Corporation as of December 31, 1999. Directors and principal officers as a group hold and beneficially own 127,199 shares or 9.78% of the total shares outstanding.

In the determination of beneficial ownership, management has limited the inclusion of shares to members of shareholders' immediate household.

No family relationships exists between any directors or principal officers and there are no arrangements or understandings between any Director and principal officer and any other person.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The directors of Farmers & Merchants Bancorp, Inc. are also the directors of The Farmers & Merchants State Bank and Farmers & Merchants Life Insurance Co.

The Board of Directors met twenty-six times during the 1999 calendar year. All but two of the current directors of the Corporation attended at least seventy-five percent of the meetings of the Board. Maynard Sauder was in attendance at sixty-nine percent of the meetings and Steve Wyse was in attendance at fifty-eight percent of the meetings. Average attendance at Board meetings held during the year was eighty percent.

The Board of Directors of the Bank subsidiary, The Farmers & Merchants State Bank has an Audit Committee composed of Eugene Bernath, Director and Chairman of the Board, Maynard Sauder, Director and Vice Chairman, James Provost, Director, and Kent Roth, Internal Auditor. The function of the Audit Committee is to review the adequacy of the Company's system of internal controls, to investigate the scope and adequacy of the work of the Company's independent public accountants and to recommend to the Board of Directors a firm of accountants to serve as the Company's independent public accountants. The audit committee met three times during the 1999 year.

The Board of Directors of Farmers & Merchants Bancorp, Inc. does not have a standing nominating or compensation committee or committees performing similar functions. The Board of Directors of the Bank's subsidiary, however, does have an Executive Salary Committee which is responsible for establishing salary levels for its executive officers. This committee is composed of Maynard Sauder, Eugene Bernath, Jack Johnson and Joe Crossgrove. Joe Crossgrove does not participate in the establishment of his salary.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The executive officers of the Company receive no compensation from the Company for services rendered as executive officers of the Company. Instead, they are paid by the Company's bank subsidiary, The Farmers & Merchants State Bank, for services rendered in their capacity as executive officers of the Company and its subsidiaries. The Company and its other non-bank subsidiaries reimburse the Bank subsidiary for their share of applicable payroll costs. Decisions on compensation are made by the Executive Salary Committee of The Farmers & Merchants State Bank.

In determining the compensation of the executive officers of the Company's subsidiaries, the subsidiaries have sought to create a compensation program that relates compensation to financial performance, recognizes individual contributions and achievements, and attracts and retains outstanding executive officers.

Each year, the Executive Salary Committee of The Farmers & Merchants State Bank sets a salary for its executive officers by reviewing the performance of each officer, as well as, by making compensation comparisons with banks of similar size in order to determine whether such salary levels are adequate to attract and retain qualified executive officers. Officers, who are also members of the Board of Directors, do not participate in the voting as it pertains to compensation matters.

There are two components of the compensation program for all executive officers of the Company's subsidiary, The Farmers & Merchants State Bank, a base salary component and a bonus component, which is applicable to all employees, set by the Board of Directors in December of each year, and paid in that year.

The following table shows, for fiscal years ended December 31, 1999, 1998 and 1997, the cash compensation paid by the Company and its subsidiaries, as well as, certain other compensation paid or accrued for those years, to Joe E. Crossgrove, the Executive Vice President and Treasurer of Farmers & Merchants Bancorp, Inc., President and Chief Executive Officer of The Farmers & Merchants State Bank, and Vice President of Farmers & Merchants Life Insurance Company. The holding company has no employees; all compensation was paid by the bank subsidiary. None of the other executive officers of the Company were paid salary and bonus for the 1999 fiscal year in an amount which exceeded $100,000.




     Name and                                                Base                             Other Annual
Principal Position                      Year                 Salary            Bonus          Compensation
------------------                      ----              -------------    -------------      ------------
Joe E. Crossgrove                       1999              $     134,811    $      18,400     $      17,129
    Executive Vice                      1998                    128,767           24,035            17,457
    President & Cashier                 1997                    111,667           19,410            13,774

Salary includes directors' fees of $8,400 for 1999, 1998 and 1997.

Other compensation is the annual cost attributable to contributions to the 401(k) profit sharing plan.

Directors of The Farmers & Merchants State Bank are compensated at a rate of $300 each for each meeting attended, plus a bonus of $600. Directors receive no compensation for services performed while serving on special committees.

No incidental benefits accrue to officers which, in the opinion of management, are not job related, normal and appropriate in connection with the conduct of the bank subsidiary's business affairs.

There are no long-term incentive programs or stock option programs in effect.

                             RETIREMENT INCOME PLAN

The Bank has established a 401(k) profit sharing plan which allows eligible employees to save at a minimum one percent of eligible compensation on a pre-tax basis, subject to certain Internal Revenue Service limitations. The Bank will match 50% of employee 401(k) contributions up to four percent of total eligible compensation. In addition the Bank may make a discretionary contribution from time to time as is deemed advisable. A participant is 100% vested in the participant's deferral contributions and employer matching contributions. A seven year vesting schedule applies to employer discretionary contributions.

In order to be eligible to participate, the employee must be 21 years of age, completed six months of service, work 1,000 hours in the plan year and be employed on the last day of the year. Entry dates have been established at January 1 and July 1 of each year.

The plan calls for only lump-sum distributions upon either termination of employment, retirement, death or disability.

                                PERFORMANCE GRAPH

Below is a graph comparing the yearly percentage change in the Company's cumulative total shareholder return on its common shares with an index for NASDAQ Stock Market (U.S. Companies) comprised of all domestic common shares traded on the NASDAQ National Market System, and an index for financial institutions with total assets greater than $500 million compiled by SNL Securities for the five-year period ended December 31, 1999.

The Board of Directors recognize that the market price of stock is influenced by many factors, only one of which is performance. The stock price performance shown on the graph is not necessarily indicative of future performance.

                      RETURNS ASSUME DIVIDEND REINVESTMENT
                           INDEXED TO $100 AT 12/31/94

                                  [LINE GRAPH]



                                                                                  Period Ending
                                             ----------------------------------------------------------------------------
Index                                        12/31/94     12/31/95       12/31/96      12/31/97     12/31/98     12/31/99
-------------------------------------------------------------------------------------------------------------------------
Farmers & Merchants Bancorp, Inc.              100.00       122.78         158.22        222.97        310.5       337.28
NASDAQ - Total US(*)                           100.00       141.33         173.89        213.07       300.25       542.43
SNL $500M-$1B Bank Index                       100.00       132.76         165.97         269.8       265.28       245.56

SNL Securities LC                                                (804) 977-1600
(C) 2000

(*)Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 1999. Used with permission. All rights reserved. crsp.com.

            INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

Directors and principal officers of the bank subsidiary and their associates were customers of, and had transactions with, the bank subsidiary in the ordinary course of business during the year 1999. All loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than normal risk of collectibility or present other unfavorable features. The maximum aggregate amount of loans to directors and principal officers of the bank subsidiary during 1999 was in the amount of $15.6 million. This maximum amount occurred in November, 1999. The December 31, 1999 balance of director and principal officer loans in the aggregate of $14.2 million amounts to 30.2% of the equity capital of the bank subsidiary at that date. As of the date hereof, all of such loans were performing loans.

                     RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors intends to reappoint the firm of Krouse, Kern & Co., Inc., independent certified public accountants, to be auditors of the Corporation and its subsidiaries for the calendar year ending December 31, 2000, and recommends to shareholders that they vote for ratification of that appointment. Krouse, Kern & Co., Inc., served as auditors of the Corporation and its subsidiaries for the year 1999. Although it is not required to do so, the Board of Directors is submitting the appointment of Krouse, Kern & Co., Inc., for ratification by shareholders in order to ascertain the views of the shareholders. If such appointment is not ratified, the Board will consider, but not necessarily select other auditors.

Representatives of Krouse, Kern & Co., Inc., will be present at the shareholders' meeting and will be given the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions. The Corporation has been advised by Krouse, Kern & Co., Inc., that no member of that firm has any financial interest, either direct or indirect, in the Corporation or its subsidiaries, other than as a depositor, and it has no connections with the Corporation or its subsidiaries in any capacity other than that of public accountants.


MANAGEMENT RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR RATIFICATION OF THE RETENTION OF KROUSE, KERN & CO., INC.


                PROPOSALS OF SHAREHOLDERS FOR NEXT ANNUAL MEETING

Proposals of shareholders intended to be presented at the 2000 Annual Shareholders' Meeting must be received at the Corporation's offices at 307-11 North Defiance Street, Archbold, Ohio 43502, prior to December 1, 2000 for inclusion in the proxy statement and form of proxy.


                                  OTHER MATTERS

The Board of Directors does not know of any other matters which are likely to be brought before the meeting. However, in the event that any other matters properly come before the meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgment on such matters.

The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Meeting and the enclosed proxy will be borne by the Corporation.

In addition to the solicitation of proxies by use of the mails, the Corporation will utilize the services of some of its officers as well as regular employees of the bank subsidiary (who will receive no compensation therefor in addition to their regular salaries as paid by the bank subsidiary) to solicit proxies personally and by telephone. The Corporation will request banks and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies, and will reimburse such persons for their expenses in so doing.

A copy of the Corporation's Annual Report to Shareholders for the year ended December 31, 1999 is enclosed. A copy of the Corporation's Annual Report on Form 10-K for such year, with exhibits, as filed with the Securities and Exchange Commission ("1999 10-K"), is available to any shareholder free of charge. Shareholders desiring a copy of the 1999 10-K should address written requests to Mr. Joe E. Crossgrove, President and Chief Executive Officer of Farmers & Merchants Bancorp, Inc., 307-11 North Defiance Street, Archbold, Ohio 43502, and are asked to mark "1999 10-K Request" on the outside of the envelope containing the request.

                                            By Order of the Board of Directors

                                            /s/ Carol J. England
                                            ----------------------------------
                                                    Carol J. England
                                                      Secretary



Archbold, Ohio
March 8, 2000

                                      PROXY

                        FARMERS & MERCHANTS BANCORP, INC.
                                 ARCHBOLD, OHIO

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE, BY OBTAINING THE PROXY FROM THE SECRETARY, WHO WILL GIVE YOU THE PROXY UPON ORAL OR WRITTEN REQUEST.


The undersigned hereby appoints Eugene Bernath or any one or more of them, the attorneys and proxies of the undersigned, with power of substitution to act with respect to all shares of the Capital Stock of Farmers & Merchants Bancorp, Inc. registered in the name of the undersigned, with all powers which the undersigned would possess if personally present at the Annual Meeting of the Shareholders of Farmers & Merchants Bancorp, Inc. to be held in the Founders Hall at Sauder Farm and Craft Village, State Route 2, Archbold, Ohio, on Saturday, April 8, 2000, at 1:00 P.M., EST, and at any adjournments thereof, and to vote as follows:

1. Fixing the number of Directors to be elected at 15 and the election of the 15 nominees namely: Dexter Benecke, Eugene Bernath, Jerry L. Boyers, Joe E. Crossgrove, Robert Frey, Lee Graffice, Jack Johnson, Dean Miller, Dale L. Nafziger, Harold Plassman, James Provost, James Saneholtz, Maynard Sauder, Merle Short, and Steven J. Wyse.

          For                                                 Withhold Authority
     -----                                              -----


     IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY NOMINEE, PLEASE DRAW A LINE THROUGH THE NOMINEE'S NAME.

2. To ratify the appointment of Krouse, Kern & Co., Inc., as independent auditors of the Corporation and its subsidiaries for the calendar year ending December 31, 2000.

3. To transact any and all other business as may properly come before the meeting or any adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS LISTED ABOVE UNLESS INDICATED TO THE CONTRARY. IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF SAID MEETING.

The majority of said attorneys and proxies at said meeting and adjournments thereof, (or if only one be present, then that one), shall have and may exercise all of the powers of said attorneys and proxies.


                                         DATED                            , 2000
                                              ---------------------------

                                        ----------------------------------------

                                        ----------------------------------------

(If signed in a fiduciary capacity, please give full fiduciary title. If signed by a corporation, sign the full corporate name followed by the signature of the duly authorized officer. If signed by an agent, attach the instrument authorizing the agent to execute the proxy or a photocopy thereof.)

Please sign and date the Proxy and return it in the enclosed envelope.

                  INVITATION TO FAMILY STYLE SIT-DOWN LUNCHEON
                            12:00 P.M., April 8, 2000
                 Founders Hall at Sauder Farm and Craft Village



To: Shareholders of Farmers & Merchants Bancorp, Inc.


A family style luncheon for shareholders and one guest will be held in the Founders Hall at Sauder Farm and Craft Village beginning at 12:00 P.M., April 8, 2000.


         Musical entertainment will be provided during the luncheon hour.


         Please return your reservation together with your Proxy in the self-addressed envelope enclosed.


         Your attendance at the Annual Meeting immediately following the family style sit-down luncheon will give you an opportunity to become acquainted with other shareholders and become better informed on the operations of your bank.


                                            Sincerely,




                                            Joe E. Crossgrove
                                            President and
                                               Chief Executive Officer



--------------------------------------------------------------------------------





                 RESERVATION FOR FAMILY STYLE SIT-DOWN LUNCHEON



                     12:00 P.M. Founders Hall, April 8, 2000


                           I will attend with a guest
                      ----

                                  I will attend
                             ----




                                             -----------------------------------
                                                         Signature